Exhibit 99.1

Altaba Announces Determination of the Number of Shares and Sale Price in Offering of Shares of Yahoo Japan Corporation

NEW YORK—(BUSINESS WIRE)—Altaba Inc. (“Altaba” or the “Fund”) (NASDAQ: AABA) today announced the determination to sell all of the shares (the “Shares”) of Yahoo Japan Corporation (“Yahoo Japan”) common stock that it currently holds to certain managers (the “Managers”) in connection with an offering of the Shares (the “Offering”) at a price of ¥354 per share. Altaba currently holds 1,363,531,700 shares of Yahoo Japan common stock and, after completion of the Offering, will not hold any shares of Yahoo Japan. The Shares are expected to be delivered on September 14, 2018. The Offering is being made to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States and Japan in accordance with Regulation S under the Securities Act.

Altaba intends to use the proceeds from the sale of the Shares to repurchase shares of its common stock and for other general corporate purposes.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy any securities in the United States or in any other jurisdiction. The securities referred to herein have not been, and will not be registered under the Securities Act. The securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act.

Forward-Looking Statements

This press release contains “forward-looking statements,” including statements relating to the transactions described herein, which reflect our current views with respect to, among other things, future events and financial performance. You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of those words or other comparable words. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that our future plans, estimates or expectations will be achieved. Such forward-looking statements are subject to risks and uncertainties and assumptions relating to our portfolio investments, operations, financial results, financial condition, business prospects, liquidity and planned transactions. Factors which could have a material adverse effect on our operations, future prospects and value of our shares include, but are not limited to:

•	the risk that Altaba may not be able to complete the sale of the Shares;

•	the risk that Altaba may not be able to achieve the benefits contemplated by the sale of the Shares;

•	risks relating to the impact of the transactions on the value of Altaba’s holdings in Yahoo Japan and on Altaba’s net asset value;

•	Altaba’s ability to sell additional shares of Yahoo Japan at acceptable prices after the Offering;

•	risks relating to the use by Altaba of the proceeds of the sale of Yahoo Japan shares;

•	the possibility of incurring certain tax liabilities, including certain state and foreign taxes, and the availability of a foreign tax credits with respect to Altaba’s federal income tax;

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the possibility that Altaba will pursue other transactions or other actions, including continuing to sell shares of Yahoo Japan consistent with Altaba’s previously announced intent, additional exchange offers of Alibaba ADSs (with or without cash) for shares, additional sales of Alibaba ADSs for cash, additional repurchases of shares either through tender offers or open market purchases using the proceeds from sales of Alibaba ADSs and/or shares of Yahoo Japan, converting to an open end fund to permit redemptions of shares in-kind for Alibaba ADSs and adoption of a plan of liquidation and dissolution followed by one or more distributions of cash and/or other assets pursuant to such plan; and

•	Altaba’s intention to retain sufficient assets to be able to satisfy or provide for its contingent liabilities before making any additional distributions to stockholders.

We do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. The foregoing should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors described under the caption “Principal Risks” in our Form N-CSR for the fiscal year end December 31, 2017 filed with the SEC and other documents we file with or furnish to the SEC. Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments we anticipate will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Because we are an investment company, the forward-looking statements and projections contained in this press release are excluded from the safe harbor protection provided by Section 21E of the Securities Exchange Act of 1934, as amended.

Contacts

Investor Relations and Media

Abernathy MacGregor

Alan Oshiki, 212-371-5999

altaba@abmac.com

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